EXHIBIT 99.1

Leading Independent Proxy Advisory Firm ISS Expresses Support for All Agenda Items at Marathon’s Upcoming Meeting

Marathon Digital Holdings Reminds Shareholders To Vote at the Upcoming 2021 Annual Meeting of Shareholders

Las Vegas, NV. – July 19, 2021 – Marathon Digital Holdings, Inc. (NASDAQ:MARA) (“Marathon” or “Company”), one of the largest enterprise Bitcoin mining companies in North America, today announced that leading independent proxy advisory firm Institutional Shareholder Services Inc. (“ISS”) has expressed its support for all upcoming agenda items at Marathon’s 2021 Annual Meeting of shareholders (the “Annual Meeting”), which will be held on Friday, August 6, 2021.

In addition to the support expressed by ISS, the board of directors of the Company unanimously recommends a vote “FOR” approval of all proposals.

Marathon’s 2021 Annual Meeting is to be held at the Wynn Las Vegas, 3131 Las Vegas Blvd S, Las Vegas, NV 89109 – Montrachet 2 Conference Room – on August 6, 2021, beginning at 8:00 a.m. local time. Marathon shareholders of record at the close of business on June 14, 2021 are entitled to notice of and to vote at the 2021 Annual Meeting and any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

For assistance with voting your shares, if you are a beneficial holder, please contact your broker. If you are a record holder, please contact Equity Stock Transfer, the Company’s transfer agent at:

Equity Stock Transfer

Telephone: 855-557-4647

Email: proxy@equitystock.com

Marathon’s definitive proxy materials, 2020 Annual Report and other relevant information can be found at www.sec.gov and here.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2020. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. Future changes in the network-wide mining difficulty rate or Bitcoin hashrate may also materially affect the future performance of Marathon’s production of Bitcoin. Additionally, all discussions of financial metrics assume mining difficulty rates as of July 2021. See “Safe Harbor” below.

Forward-Looking Statements

Statements made in this press release include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

About Marathon Digital Holdings

Marathon is a digital asset technology company that mines cryptocurrencies with a focus on the blockchain ecosystem and the generation of digital assets.

Marathon Digital Holdings Company Contact:

Charlie Schumacher

Telephone: 800-804-1690

Email: charlie@marathondh.com

Jason Assad

Telephone: 678-570-6791

Email: Jason@marathondh.com